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                                                                    Exhibit 23.1


                   Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 333-27553, 333-49121, 333-49145, 333-56423,
333-66959, 333-67721, 333-74063, 333-74331, 333-74335, 333-75525 and 333-78947.


                                                  /s/ Arthur Andersen LLP


Cincinnati, Ohio
April 20, 2001